Exhibit 10.29

INVENTION TRANSFER AGREEMENT
ANNEX NO. 1, PART 2, FORMING THE INSEPARABLE PART OF THE INVENTION TRANSFER AGREEMENT

Dated 13 August 2007 (hereinafter: Agreement), entered into by and between KALMÁR NAGY Imre (residential address: 1022 Budapest, Alsótörökvész út 14., mother’s name: DUBECZ Margit)
(hereinafter: Inventor), on the one hand;
and VIDATECHTechnológiai Kutató, Fejlesztő és Szolgáltató Korlátolt Felelősségű Társaság (head office: 1095 Budapest, Soroksári út 94-96.; company registration No.: 01-09-870107, recorded at the [Budapest] Metropolitan Court as Court of Registration, represented by: KUN Dániel Jr., Managing Director; hereinafter: Legal Successor).

Invention:
1.	KALMÁR NAGY Imre’s invention on the subject-matter of “Red mud neutralization ”
2.	KALMÁR NAGY Imre’s invention on the subject-matter of “PVC shielded electrical cable recycling”
3.	KALMÁR NAGY Imre’s invention on the subject-matter of “Biodegradable de-icing solution”

Budapest, 28 November 2007

/s/ Kalmar Nagy Imre	/s/ Daniel Kun
KALMÁR NAGY Imre, Inventor	Legal Successor, the representative thereof

/s/ Rozsnyay Viktor
on behalf of Power of the Dream Ventures, Inc.